EXHIBIT 13

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth Belanger, a Director and Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the Initial filing Registration Statements and any and all amendments thereto of the variable contracts and modified guaranteed annuities, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 2012.

/s/ Elizabeth Belanger
Elizabeth Belanger
Director and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, a Controller of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the Initial filing Registration Statements and any and all amendments thereto of the variable contracts and modified guaranteed annuities, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 2012.

/s/ Eric J. Martin
Eric J. Martin
Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John T. Mallett, a Director and Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the Initial filing Registration Statements and any and all amendments thereto of the variable contracts and modified guaranteed annuities, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 2012.

/s/ John T. Mallett
John T. Mallett
Director and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Karen R. Wright, a Vice President and Treasurer of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the Initial filing Registration Statements and any and all amendments thereto of the variable contracts and modified guaranteed annuities, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December, 2012.

/s/ Karen R. Wright
Karen R. Wright
Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Marc Cahn, a Director, Vice President, Assistant Secretary and Division General Counsel of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the Initial filing Registration Statement and any and all amendments thereto of the variable contracts and modified guaranteed annuities, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 2012.

/s/ Marc Cahn
Marc Cahn
Director, Vice President, Assistant Secretary and Division General Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Peter G. Kunkel, a Director, Chairman of the Board and President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the Initial filing Registration Statements and any amendments thereto of the variable contracts and modified guaranteed annuities, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 2012.

/s/ Peter G. Kunkel
Peter G. Kunkel
Director, Chairman of the Board and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Steven E. Frushtick, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the Initial filing Registration Statement and any and all amendments thereto of the variable contracts and modified guaranteed annuities, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December 2012.

/s/ Steven E. Frushtick
Steven E. Frushtick
Director